SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

     [X]  Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [ ]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                      ADAIR INTERNATIONAL OIL AND GAS, INC.
                (Name of Registrant as Specified in its Charter)

                                 NOT APPLICABLE
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant )

Payment of Filing Fee (check the appropriate box):

     [X]  No  fee  required.
     [ ]  Fee  computed  on  table  below  per  Exchange  Act  Rules
          14a-6(i)(1) and 0-11.
          1)   Title of each class of securities to which transaction
               applies:
          2)   Aggregate number of securities to which transaction
               applies:
          3)   Per unit price or other underlying value of transaction
               computed pursuant to Exchange Act Rule 0-11 (Set forth
               amount on which filing fee is calculated and state how
               it was determined):
          4)   Proposed maximum  aggregate  value  of  transaction:
          5)   Total fee paid:
     [ ]       Fee paid previously  with  preliminary  materials.
     [ ]       Check  box  if  any  part of  the fee  is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.
               1)   Amount previously paid:
               2)   Form, Schedule or Registration Statement No.:
               3)   Filing Party:
               4)   Date Filed:

                      ADAIR INTERNATIONAL OIL AND GAS, INC.
                         3000 RICHMOND AVENUE, SUITE 100
                              HOUSTON, TEXAS 77098

                                     NOTICE
                                       AND
                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                  JULY 15, 2002

     This Notice and the accompanying Proxy Materials and WHITE proxy card are sent by the Board of Directors of Adair International Oil and Gas, Inc. ("the Corporation") for use at the annual meeting of shareholders to be held at the Chase Center Auditorium at 601 Travis, Houston, Texas 77002, on Monday, July 15th, 2002 at 9:00 A.M local time and at any and all adjournments thereof. This solicitation is being made by mail and may also be made in person or by telephone by officers, directors and regular employees of the Corporation, and arrangements may be made with brokerage houses or other custodians, nominees and fiduciaries to send proxy material to their principals. All expenses in connection with this solicitation will be borne by the Corporation.

                       VOTING AND REVOCABILITY OF PROXIES

     Execution of the WHITE proxy card will not in any way affect your right to attend the meeting and to vote in person. Any shareholder that executes a WHITE proxy card has the right to revoke it at any time before it is voted. A proxy may be revoked at any time before it is voted by written notice to the secretary of the Corporation or by executing a new proxy bearing a later date, or by voting in person at the meeting. A proxy, when executed and not so revoked, will be voted in accordance therewith.

                             PURPOSE OF THE MEETING

     The Annual Meeting is being held for the purpose of electing the Board of Directors of the Corporation, consisting of three (3) individuals.

                     SOLICITATION FOR THE BOARD OF DIRECTORS

     THE ENCLOSE WHITE PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ELECTION OF THE FOLLOWING INDIVIDUALS.

                                MR. JOHN W. ADAIR
                                MR. JALAL ALGHANI
                            DR. JOHN EFTEKHAR, PH. D.

WE ARE AWARE THAT A GROUP LED BY A FORMER EMPLOYEE OF THE CORPORATION AND DEFENDANT IN LITIGATION FILED BY THE CORPORATION IS SOLICITING PROXIES TO ELECT A DIFFERENT GROUP OF PERSONS TO THE BOARD OF DIRECTORS.

     YOUR VOTE IS IMPORTANT. CAREFULLY READ THE INFORMATION IN THESE PROXY MATERIALS BEFORE MAKING ANY DECISION REGARDING YOUR VOTE. WE RECOMMEND THAT YOU SIGN AND RETURN THE ENCLOSED WHITE PROXY CARD AS SOON AS POSSIBLE IN THE PREPAID ENVELOPE PROVIDED. IN THE EVENT THAT YOUR SHARES ARE HELD IN A BROKERAGE
ACCOUNT OR BY A NOMINEE, RETURN THE PROXY CARD INCLUDED WITH THESE PROXY MATERIALS TO THE BROKERAGE ACCOUNT WITH YOUR INSTRUCTIONS TO VOTE.

     This Proxy Statement is first sent or given to shareholders on July 5, 2002.

                                VOTING SECURITIES
RECORD  DATE

     The close of business on June 17th, 2002 has been established by the Board of Directors of the Corporation as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. As of June 17, 2002, the Corporation had outstanding 142,394,131 shares of common stock entitled to vote.

QUORUM

     The presence in person or by proxy of the holders of a majority of the outstanding shares of common stock is necessary to constitute a quorum at the meeting. If a quorum is not present, the meeting may be adjourned from time to time until a quorum is obtained. Broker non-votes, which may occur when you own stock in a brokerage account and fail to instruct the broker on how to vote the shares on certain proposals are not counted for the purposes of determining whether a quorum is present.

VOTE  REQUIRED  AND  EFFECT  OF  BROKER  NON-VOTES

     You are entitled to one vote for each share of common stock that you own for each position on the Board of Directors to be elected at the meeting. You are not entitled to cumulate your votes for directors. If a quorum is present, the three nominees for director that receive the largest number of votes, though less than a majority of the shares represented in person or by proxy, will be elected to the Board of Directors. If you sign and return the WHITE proxy card but fail to designate how you wish it to be voted, the proxy will be voted FOR the election of the nominees for the Board of Directors set forth in this proxy statement. The persons named in the WHITE proxy card will vote upon any other business that properly come before the Annual Meeting in accordance with their best judgment.

                   ------------------------------------------

     THE CORPORATION, WITHOUT CHARGE, WILL PROVIDE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31ST, 2001 TO EACH RECORD OR BENEFICIAL OWNER OF ITS COMMON STOCK ON THE RECORD DATE. THERE WILL BE A CHARGE FOR COPIES OF THE EXHIBITS TO THE REPORT. SUCH REQUESTS SHOULD BE DIRECTED TO:
ADAIR INTERNATIONAL OIL AND GAS, INC.; 3000 RICHMOND AVENUE, SUITE 100; HOUSTON, TX 77098, ATTENTION: JOHN W. ADAIR, C.E.O.

                              BENEFICIAL OWNERSHIP

     The following table sets forth information with respect to shares of the outstanding common stock owned by our directors and executive officers and all persons we know to own more than 5% of our outstanding shares of common stock as of June 17, 2002. Except as set forth below, all persons listed in the following table have sole voting and sole investment power with respect to the shares listed and the business address of each individual or group is the same as the business address of our principal executive offices.

                        Name and Address         Amount and Nature of
                        of Beneficial Owner      Beneficial Ownership    Percent of Class
-----------------------------------------------------------------------------------------

DIRECTORS AND NOMINEES
                        John W. Adair                  11,315,101            7.94%
                        Jalal Alghani                  12,244,005 (1)        8.59%
                        Dr. John Eftekhar Ph. D         1,198,000            0.89%

ALL DIRECTORS AND EXECUTIVE OFFICERS                   24,757,106 (1)       17.42%
(3  Persons)

(1) Includes 9,724,005 shares owned directly, and 2,520,000 shares owned indirectly through a trust for the benefit of the daughter of Mr. Alghani.

                              ELECTION OF DIRECTORS

     Our Board of Directors consists of three persons elected annually for a term of one year and until their successor is elected and qualified. The Board of Directors has nominated the following individuals for election to the Board of Directors, each of whom has indicated a willingness to serve as one of our directors if elected. WE RECOMMEND THAT YOU RETURN A WHITE PROXY CARD INDICATING YOUR VOTE FOR THE FOLLOWING NOMINEES. IF YOU WISH TO VOTE FOR THE BOARD OF DIRECTOR'S NOMINEES, DO NOT SIGN ANY OTHER PROXY CARD, EVEN TO WITHHOLD AUTHORITY.

NOMINEES

     JOHN W. ADAIR/DIRECTOR, CHAIRMAN & CEO (59): Mr. Adair has approximately twenty-five years experience in engineering and construction in the oil and gas industry. This experience includes exploration/production, oil refining, drilling, pipeline transportation, trading natural gas and international crude oil, mineral leases, royalty procedures, contracts, environmental reclamation. Mr. Adair has been a director and Chief Executive officer of the Corporation since July 1997. From May 1995 until May 1997 Mr. Adair was President and Chief Executive Officer of Dresser Engineering Company, a multi-disciplined engineering company with extensive expertise in natural gas processing, pipelines, refineries, petrochemical projects, and civil engineering. Mr. Adair retired as a from the Naval Air Reserve with the rank of Captain and held a number of responsible positions including the Commanding Officer of the reservists aboard the aircraft carrier USS Carl Vinson. Mr. Adair is a decorated Vietnam War veteran and flew 200 combat missions while attached to the Air Wing Attack squadrons aboard USS Enterprise and USS America. He is a member of the Society of Petroleum Engineers. Mr. Adair received a B.A. and an M.A. from Northeastern State University where he was on the President's Honor Roll and Rho Theta Sigma Honor Society. Mr. Adair is actively involved in many organizations and community boards. Mr. Adair is a member of National Who's Who of Administrators & Executives. Mr. Adair served as Chairman of the Cherokee Nation Election Commission in 1999 and coordinated the Carter Foundation of former President Carter in conducting the recent tribal election. He currently is serving as Chairman of the Cherokee Nation Election Commission for its upcoming election.

     JALAL ALGHANI/DIRECTOR & CHIEF FINANCIAL OFFICER (42): Mr. Alghani has approximately 12 years experience in the oil and gas industry and approximately seven years experience in international and domestic commercial banking industry. Mr. Alghani has been a director of the Corporation since July 1997 and an officer of the Corporation since August 1997. From May 1995 to May 1997, Mr. Alghani was Vice President of the Western Region of Dresser Engineering Company. Mr. Alghani received a B.S. degree in Architecture and Urban Planning from the University of Southern California (USC) in 1983. He joined the Management Training Program of Bank of America, NA, and received an M.B.A.
equivalent  degree  in  Investment  Banking  from  Bank  of  America  in  1987.

     JOHN EFTEKHAR PHD/ PRESIDENT (50): Dr. Eftekhar, a Fellow of the American Society of Mechanical Engineers, has approximately 23 years experience teaching various engineering and technical courses and consulting in connection with the development and review of power generation systems. Dr. Eftekhar's educational background includes a PhD. in 1983 and M.S. degree in 1979 in Mechanical Engineering from the University of Texas, Arlington, in Arlington, Texas. He began his teaching career in 1983 at Texas Tech University in Lubbock, Texas and continued his teaching career as an Assistant and then as an Associate Professor of Mechanical Engineering at the University of Texas, San Antonio (UTSA). He was the founding Director of the UTSA Machine Shop & Power Dynamics Systems Lab. In 1991 Dr. Eftekhar became Chairman of Mechanical Engineering at UTSA and has chaired various committees relating to energy conservation, safety and administrative matters. Dr. Eftekhar has over sixty publications related to engineering design, energy and power generation, thermal storage systems, measurements and instrumentation, non-destructive testing, expert systems, component design and evaluation, and accident reconstruction. Dr. Eftekhar has acted as a consultant to the United States Air Force in connection with systems design and evaluation.

MEETINGS  AND  COMMITTEES  OF  THE  BOARD  OF  DIRECTORS

     The Board of Directors does not have standing Audit, Nominating or Compensation Committees or other committees performing the same functions. The Board of Directors held three meetings during the last fiscal year. No director attended fewer than 75% of the meetings held during the period for which he was a member of the Board of Directors.

COMPENSATION  OF  THE  BOARD  OF  DIRECTORS

     The Company does not currently pay any cash director's fees, except for expenses incurred for attending the board meetings. The director's receive restricted stock of the Company as compensation.

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  EXCHANGE  ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and 10% shareholders to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on a review of such reports received by us, or written representations from our officers, directors and 10% shareholders, we believe that during fiscal 2001, all filing obligations applicable to such persons were complied with and that all required reports were filed on a timely basis.

SOLICITATION  OF  PROXIES  IN  OPPOSITION  OF  BOARD  OF  DIRECTORS

     We are aware of a solicitation of proxies by the Shareholders Committed to Restoring Equity Group, Inc., a Texas non-profit corporation (the "SCORE Group"), in opposition of the nominees by the Board of Directors. The SCORE Group is led by Mr. Richard G. Boyce. Mr. Boyce was an employee of the Corporation responsible for, among other things, the development plan for Sabatain Block 20, Republic of Yemen. Mr. Boyce was terminated by the Corporation and is the defendant in a lawsuit filed by the Corporation for breach of his fiduciary duties, usurpation of a corporate opportunity and other causes of action that have caused injury to the Corporation and contributed to the decline in the value of the common stock. WE RECOMMEND THAT YOU DISCARD THE GOLD PROXY CARD SENT TO YOU BY THE SCORE GROUP FOR THE FOLLOWING REASONS:

     - THE SCORE GROUP IS LED BY MR. RICHARD W. BOYCE, A FORMER EMPLOYEE WHO WAS TERMINATED FOR BREACH OF HIS FIDUCIARY DUTIES AND USURPATION OF CORPORATE OPPORTUNITIES.

     - MR. RICHARD W. BOYCE, A NOMINEE BY THE SCORE GROUP FOR ELECTION TO THE BOARD OF DIRECTORS, IS A PARTY ADVERSE TO THE CORPORATION IN LITIGATION RELATING TO THE SABATAIN BLOCK 20, YEMEN REPUBLIC AND COULD NOT REPRESENT THE CORPORATION'S INTEREST IN SUCH LITIGATION.

     - MR. RICHARD W. BOYCE, A NOMINEE BY THE SCORE GROUP IS A DEFENDANT IN LITIGATION FILED BY THE CORPORATION RELATING TO HIS ACTIVITIES WHILE HE WAS AN EMPLOYEE OF THE CORPORATION AND COULD NOT REPRESENT THE CORPORATIONS INTEREST IN SUCH LITIGATION.

     - WITH THE EXCEPTION OF MR. BOYCE, THE NOMINEES BY THE SCORE GROUP FOR ELECTION TO THE BOARD OF DIRECTORS DO NOT OWN OF RECORD A SIGNIFICANT NUMBER OF SHARES OF COMMON STOCK

                               EXECUTIVE OFFICERS

     The following table sets forth certain information relating to our executive officers.

                      All Positions Currently                             Year First Elected
Name                 Held with the Corporation       Term of Office         to this Office
-------------------  --------------------------  -----------------------  ------------------
John W. Adair        Chairman, C.E.O., Director             1                       1997

Jalal Alghani        Vice Chairman, Secretary,              1                       1997
                     C.F.O. and Director

John Eftekhar Ph.D   President                              1                       2002

     There exists no arrangement or understanding between any officer and any other person pursuant to which the officer was elected. All of the executive officers of the Corporation serve at the pleasure of the Board of Directors, and do not have fixed terms. Executive officers of the Corporation will be elected at the annual directors' meeting immediately following the Annual Meeting.

                                  REMUNERATION

     The following table sets forth the aggregate compensation paid or accrued by us during each of the year ended December 31, 2001, the seven-month fiscal period ended December 31, 2000, and the twelve-month period ended May 31, 2000, to or for any individual that held the office of Chief Executive Officer during Fiscal 2001 and each of the other executive officers employed by us during Fiscal 2001 that received aggregate income in excess of $100,000 during any of the three fiscal periods.

                           SUMMARY COMPENSATION TABLE

                             ANNUAL COMPENSATION
                            ----------------------
                                                     Restricted       Other
Name and Position   Year    Salary  Bonus   Other   Stock Awards   Compensation
John W. Adair      12/2001     -0-     -0-     -0-  $     240,000           -0-
CEO                 7/2000     -0-     -0-     -0-         70,000           -0-
                   12/2000     -0-     -0-     -0-        120,000           -0-

Jalal Alghani      12/2001     -0-     -0-     -0-  $     240,000           -0-
CFO                 7/2000     -0-     -0-     -0-         70,000           -0-
                   12/2000     -0-     -0-     -0-        120,000           -0-

Earl K. Roberts    12/2001     -0-     -0-     -0-  $     105,000           -0-
                    7/2000     -0-     -0-     -0-         70,000           -0-
                   12/2000     -0-     -0-     -0-        120,000           -0-

     We do not have any annuity, pension, retirement or similar plans or arrangements for future payments to any officer or director other than direct remuneration for services rendered in their capacities as officers, nor do we have any stock purchase, profit-sharing, thrift or similar plans.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Malone & Bailey, PLLC as the Corporation's independent public accountants for the year ending December 31, 2002. A representative of Malone & Bailey, PLLC will be present at the Meeting and may make a statement if they desire to do so and will be available to respond to appropriate questions. The Corporation's former independent accountant was Jackson & Rhodes, P.C., who was replaced by the Board of Directors on February 4, 2002. The reports of the former independent accountant for the two previous fiscal years did not include an adverse opinion, disclaimer of opinion, or any other modification. There were no disagreements between the Corporation and the former independent accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if unresolved, would have caused them to make reference to the subject matter of the disagreement in connection with their report.

                             SHAREHOLDERS PROPOSALS

     If you would like to have a proposal formally considered at the 2003 annual meeting, it must be received in writing at our executive offices on or before March 7, 2003.

                                  OTHER MATTERS

     No other matter has been brought to the attention of the Board. If any other matters not mentioned in the proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to vote in accordance with their best judgment on such matters.


                                              By Order of the Board of Directors


                                                                   John W. Adair
                                                                    Chairman-CEO
July  5,  2002

                      ADAIR INTERNATIONAL OIL & GAS, INC.

                 ANNUAL MEETING OF SHAREHOLDERS - JULY 15, 2002

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                       OF
                      ADAIR INTERNATIONAL OIL & GAS, INC.

The undersigned hereby appoints John W. Adair and Jalal Alghani, and each of them, the attorneys and proxies of the undersigned (each with power to act without the other and with power of substitution) to vote, as designated on the reverse side, all shares of common stock, $0.00 par value, of Adair International Oil & Gas, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the Chase Center Auditorium, 600 Travis, Houston, Texas at 9:00 a.m. local time on the 15th day of July, 2002 and any adjournments thereof, upon all matters which may properly come before said Annual Meeting.

THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS MARKED ON THE REVERSE SIDE HEREOF. IF NO CHOICE IS MARKED, THE UNDERSIGNED GRANTS THE PROXIES DISCRETIONARY AUTHORITY WITH RESPECT TO THE ELECTION OF DIRECTORS AND ANY OTHER MATTER THAT COME BEFORE THE MEETING. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED ON THE REVERSE SIDE.

Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked. Receipt of the Notice of the Annual Meeting, Proxy Statement and Annual Report to Shareholders is hereby acknowledged.

(Please sign and date proxy on the reverse side and return in enclosed envelope)

PROPOSAL TO ELECT AS DIRECTORS of Adair International Oil & Gas, Inc. nominees for a one-year term or until their successors are elected and shall qualify.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING NOMINEES

                                           Withheld
Election of Directors               For     For All
                                    [ ]       [ ]
NOMINEES:
     JOHN W. ADAIR
     JALAL ALGHANI
     DR. JOHN EFTEKHAR

WITHELD FOR; (Write that nominee's name in the space provided below)

--------------------------------------------------------------------


Signature:
           -----------------------------

Signature:
           -----------------------------

Dated:                           ,  2002
      ---------------------------

The signature on this Proxy should correspond exactly with shareholder's name as it appears hereon. In the case of joint tenancies, co-executors or co-trustees, both should sign.
Persons  signing  as  Attorney,  Executor,
Administrator, Trustee or Guardian should give their full title.